EXHIBIT 10.3

--------------------------------------------------------------------------------

                       FINANCIAL SERVICES VEHICLE TRUST

                                      AND

                        BMW FINANCIAL SERVICES NA. INC.

                              SERVICING AGREEMENT

                          DATED AS OF AUGUST 30, 1995

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                     Page
RECITALS ...........................................................   1

                                   ARTICLE I
                                  DEFINITIONS


Section 1.1.   Definitions .........................................   2
               Agreement ...........................................   2
               Board of Directors ..................................   2
               Board Resolution ....................................   2
               Booked Residual Value ...............................   2
               Charged-off Lease ...................................   2
               Company .............................................   2
               Dealer Agreement ....................................   3
               Event of Default ....................................   3
               Extension Fee .......................................   3
               Fees and Taxes ......................................   3
               Filings .............................................   3
               Force Majeure .......................................   3
               Insurance Expenses ..................................   3
               Insurance Policy ....................................   3
               Insurance Proceeds ..................................   4
               Lease Documents .....................................   4
               Lease Number ........................................   4
               Lease Proceeds ......................................   4
               Lease Records .......................................   4
               Liquidation Expenses ................................   4
               Liquidation Proceeds ................................   4
               LP ..................................................   5
               Matured Lease .......................................   5
               Matured Leased Vehicle Inventory ....................   5
               Matured Vehicle .....................................   5
               Maturity Date .......................................   5
               Monthly Lease Payment ...............................   5
               Obligee .............................................   5
               Obligor .............................................   5
               Officer's Certificate ...............................   5
               Operating Expenses ..................................   5
               Opinion of Counsel ..................................   6
               Original Lease Balance ..............................   6
               Origination Trust ...................................   6
               Origination Trust Agreement .........................   6
               Origination Trust Documents .........................   6
               Origination Trustee .................................   6
               Other Proceeds ......................................   6
               Outstanding Lease Balance ...........................   6
               Payment Ahead .......................................   6
               Payment Date ........................................   6

          Payment Information.......................................................    7
          Person....................................................................    7
          Pool Balance..............................................................    7
          Portfolio.................................................................    7
          Prepayment................................................................    7
          Proceeding................................................................    7
          Residual Value............................................................    7
          Responsible Officer.......................................................    7
          Schedule of Leases and Leased Vehicles....................................    7
          Security Deposit..........................................................    8
          Servicer..................................................................    8
          Servicing Fee.............................................................    8
          Servicing Rate Portion....................................................    8
          State.....................................................................    8
          SUBI......................................................................    8
          SUBI Asset................................................................    8
          SUBI Portfolio............................................................    8
          SUBI Servicing Agreement Supplement.......................................    8
          SUBI Supplement...........................................................    9
          Title Document............................................................    9
          Trust Agent...............................................................    9
          Trust Asset...............................................................    9
          United States.............................................................    9
          UTI.......................................................................    9
          UTI Certificate...........................................................    9
          UTI Holder................................................................    9
          UTI Pledge................................................................    9

                                  ARTICLE II
                    ADMINISTRATION AND SERVICING OF LEASES
Section 2.1.   Servicer to Act as Servicer..........................................    9
Section 2.2.   Collection of Monthly Lease Payments and Remittances; Application of
               Proceeds.............................................................   12
Section 2.3.   Records..............................................................   14
Section 2.4.   Collection and Application of Security Deposits......................   15
Section 2.5.   Servicing Compensation; Fees, Costs and Expenses.....................   16
Section 2.6.   Repossession and Sale of Leased Vehicles.............................   17
Section 2.7.   Servicer to Act on Behalf of Origination Trust.......................   18
Section 2.8.   Third Party Claims...................................................   20
Section 2.9.   Insurance Policies...................................................   20
Section 2.10.  Servicer Not to Resign; Assignment...................................   20
Section 2.11.  Obligor Insurance Coverage in Respect of Leased Vehicles.............   21
Section 2.12.  Certificates of Title................................................   22
Section 2.13.  Corporate Existence; Status; Merger..................................   22

                                  ARTICLE III
                            STATEMENTS AND REPORTS

      Section 3.1.  Reporting by the Servicer....................... 23
      Section 3.2.  Annual Officer's Certificate.................... 23

                                  ARTICLE IV
                                    DEFAULT

      Section 4.1.  Events of Default; Termination of Servicer...... 23

                                   ARTICLE V
                                 MISCELLANEOUS

      Section 5.1.  Termination of Agreement........................ 27
      Section 5.2.  Amendment....................................... 27
      Section 5.3.  Governing Law................................... 27
      Section 5.4.  Notices......................................... 28
      Section 5.5.  Severability.................................... 28
      Section 5.6.  Inspection and Audit Rights..................... 28
      Section 5.7.  Binding Effect.................................. 29
      Section 5.8.  Article and Section Headings.................... 29
      Section 5.9.  Execution in Counterparts....................... 29
      Section 5.10. Rights Cumulative............................... 29
      Section 5.11. Further Assurances.............................. 29
      Section 5.12. Third-Party Beneficiaries....................... 30
      Section 5.13. No Waiver....................................... 30
      Section 5.14. Non-Petition Covenant........................... 30

                              SERVICING AGREEMENT

     SERVICING AGREEMENT, dated as of August 30, 1995 (as it may be further amended, supplemented or modified, the "Agreement" between FINANCIAL SERVICES
                                        ---------
VEHICLE TRUST, a Delaware business trust (the "Origination Trust"), and BMW
                                               -----------------
FINANCIAL SERVICES NA, INC., a Delaware corporation thereinafter, together with its successors and assigns, the "Company" or , in its capacity as servicer
                                 -------
hereunder, the "Servicer").
                --------

                                   RECITALS
                                   ________

     A.   BMW Manufacturing, L.P. ("L.P.") and Chemical Bank Delaware, as
                                    ----
trustee (the "Origination Trustee") have entered into that certain Trust
              -------------------
Agreement dated as of August 30, 1995 (the same, as amended, supplemented or modified and in effect from time to time, the "Origination Trust Agreement"),
                                               ---------------------------
pursuant to which LP and the Origination Trustee formed the Origination Trust for the purpose of taking assignments and conveyances of and holding and dealing in various Trust Assets (as defined in the Origination Trust Agreement) in accordance with the Origination Trust Agreement.

     B. The Origination Trustee, on behalf of the Origination Trust at the direction of LP, which also is the sole beneficiary of the Origination Trust, intends to create and issue from time to time to or upon the order of LP various special units of beneficial interests in the Origination Trust ("SUBIs"), whose
                                                                 -----
beneficiaries generally will be entitled to the net cash flow arising from designated portfolios of Trust Assets owned by the Origination Trust, and which SUBIs may be used in connection with various Securitized Financings (as defined in the Origination Trust Agreement).

     C. The parties desire to enter into this Agreement to provide for, among other things, the servicing of the Trust Assets (including those evidenced by the SUBIs) by the Servicer.

     D. The parties acknowledge that, in connection with one or more Securitized Financings, it may be necessary or desirable to enter into supplemental agreements hereto, including one or more SUBI Servicing Agreement Supplements, providing for further specific servicing obligations with respect to each Securitized Financing.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     Section 1.1.  Definitions.
                   -----------

     For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, a) unless otherwise defined herein, all capitalized terms shall have the meanings attributed to them by Section 0.1
                                                                            ---
of the Origination Trust Agreement, (b) the capitalized terms defined in this Article have the meanings assigned to them in this Article and include (i) all genders and (ii) the plural as well as the singular, (c) all references to words such as "herein", "hereof" and the like shall refer to this Agreement as whole and not to any particular article or section within this Agreement, (d) the term "include" and all variations thereon shall mean "include without limitation",
(e) the term "or" shall include "and/or", and (f) any reference herein to the "Origination Trustee, acting on behalf of the Origination Trust," or words of similar import, shall be deemed to mean the Origination Trustee, acting on behalf of the Origination Trust, and all beneficiaries of the Origination Trust.

     "Agreement" has the meaning set forth in the preamble.
      ---------

     "Board of Directors" means, with respect to any Person, either the Board of
      ------------------
Directors of such Person or any duly authorized committee of such Board.

     "Board Resolution" means a copy of a resolution certified by the Secretary
      ----------------
or an Assistant Secretary of any specified Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification and delivered to the Person to which such resolution is required to be delivered.

     "Booked Residual Value" means, with respect to a Leased Vehicle, the amount
      ---------------------
stipulated in the related Lease (as reflected in the Schedule of Leases and Leased Vehicles) as the estimated end of term residual value of such Leased Vehicle at the Maturity Date of the related Lease, as established upon the date of origination of the related Lease.

     "Charged-off Lease" means a Lease with respect to which (a) the related
      -----------------
Leased Vehicle has been repossessed and sold or otherwise disposed of, or (b) the Lease has been written off by the Servicer in accordance with its normal policies for writing off lease contracts other than with respect to repossessions.

     "Company" has the meaning set forth in the preamble.
      -------

     "Dealer Agreement" means that certain Dealer Agreement substantially in the
      ----------------
form of the Servicer's current form (attached hereto as Attachment A) or such
                                                       -------------
other form as the Servicer shall approve, entered into between Servicer and a Dealer providing for the Dealer, acting as an independent contractor, to enter into retail vehicle leases that, if approved by the Servicer (whether acting for its own account or for the account of any Person for whom it is acting as a servicer) in accordance with the terms and conditions of such agreement, will be acquired, along with the title to the related leased vehicle, by the Servicer for its own account or by an assignee of the Servicer, in either case at prices determined as provided for in such agreement.

     "Event of Default" means any of the acts, events or occurrences set forth
      ----------------
in Section 4.1(a).
   --------------

     "Extension Fee" means, with respect to any Lease that has had its Maturity
      -------------
Date extended pursuant to Section 2.2(b) (ii), any payment required to be made
                          -------------------
with respect to such Lease by the Obligor.

     "Fees and Taxes" has the meaning set forth in Section 2.1(b) (ii).
      --------------                               -------------------

     "Filings" has the meaning set forth in Section 2.7(e).
      -------                               --------------

     "Force Majeure" means any delay or failure in performance caused by acts
      -------------
beyond the Servicer's reasonable control, including acts of God, war, vandalism, sabotage, accidents, fires, floods, strikes, labor disputes, mechanical breakdown, shortages or delays in obtaining suitable parts or equipment, material, labor, or transportation, acts of subcontractors, interruption of utility services, acts of any unit of government or governmental agency, or any similar or dissimilar cause.

     "Insurance Expenses" means any amount of Insurance Proceeds (a) applied to
      ------------------
the repair of the related Leased Vehicle, (b) released to an Obligor in accordance with the normal servicing procedures of the Servicer, or (c) representing other related expenses incurred by the Servicer not otherwise included in Liquidation Expenses and recoverable under this Agreement.

     "Insurance Policy" means, with respect to a Lease, Leased Vehicle or
      ----------------
Obligor, any policy of comprehensive, collision, public liability, physical damage, personal liability, credit health or accident, credit life or employment insurance, or any other form of insurance.

     "Insurance Proceeds" means, with respect to any Lease or the related Leased
      ------------------
Vehicle or Obligor, proceeds paid to the Servicer, the Origination Trust or the Origination Trustee, on behalf of the Origination Trust, pursuant to an Insurance Policy and amounts paid to the Origination Trust, the Origination Trustee or the Servicer under any other insurance policy related to such Lease, Leased Vehicle or Obligor (including but not limited to any contingent and excess liability insurance policy or residual value insurance policy maintained by or on behalf of the Origination Trust).

     "Lease Documents" means, with respect to each Lease, the fully executed
      ---------------
Lease and any agreement(s) modifying such Lease (including, without limitation, any extension agreement(s) relating to extended Leases).

     "Lease Number" means, with respect to any Lease, the number assigned to
      ------------
such Lease, which number is or will be set forth in the Schedule of Leases and Leased Vehicles.

     "Lease Proceeds" means all monies received upon the collection, sale,
      --------------
exchange or other disposition of the Leases and the related Leased Vehicles.

     "Lease Records" has the meaning specified in Section 2.3(b).
      -------------                               --------------

     "Line of Credit" means any agreement between LP and the Company providing
      --------------
for the making of loans or advances to LP from time to time to finance LP's investment in the UTI.

     "Liquidation Expenses" means reasonable out-of-pocket expenses incurred by
      --------------------
the Servicer in connection with the attempted realization of the full amounts due or to become due under any Lease, including expenses incurred in connection with the repossession of any related Leased Vehicle, the sale of such a Leased Vehicle, whether upon its repossession or upon return of a Leased Vehicle if the related Lease is a Matured Lease, any collection effort (whether or not resulting in a lawsuit against the Obligor under such Lease) or any application for Insurance Proceeds.

     "Liquidation Proceeds" means gross amounts received by the Servicer, the
      --------------------
Origination Trust or the Origination Trustee, on behalf of the Origination Trust (before reimbursement for Liquidation Expenses), in connection with the realization of the full amounts due or to become due under any Lease, whether from the sale or other disposition of the related Leased Vehicle (without regard to whether such proceeds exceed the Booked Residual Value therefor), the proceeds of any collection effort (whether or not resulting in a lawsuit against the Obligor under such Lease), the proceeds of recourse payments by Dealers, receipt of Insurance Proceeds, or collection of amounts due hereunder in respect of that Lease (including but not limited to the application of Security
Deposits pursuant to Section 2.4) or otherwise.
                     -------

        "LP" has the meaning set forth in Recital A.
         --                               ---------

        "Matured Lease" means any Lease that has reached its Maturity Date.
         -------------

        "Matured Leased Vehicle Inventory" as of any date means all Matured
         --------------------------------
Vehicles that have not yet been sold or otherwise disposed of by the Servicer pursuant to this Agreement.

        "Matured Vehicle" as of any date means any Leased Vehicle the related
         ---------------
Lease of which has reached its Maturity Date, which Leased Vehicle was returned to the Servicer on behalf of the Origination Trust, regardless of the status of the sale or disposition of such Leased Vehicle as of such date.

        "Maturity Date" means, with respect to any Lease, the date on which such
         -------------
Lease is scheduled to terminate, as such date may be extended pursuant to
Section 2.2(b)(ii).
-----------------

        "Monthly Lease Payment" means, with respect to any Lease, the amount of
         ---------------------
each fixed monthly payment payable to the Obligee of such Lease in accordance with the terms thereof, net of any portion of such monthly payment that represents late payment charges, Extension Fees or collections allocable to payments to be made by Obligors for payment of insurance premiums, excise taxes or similar items.

        "Obligee" means each Person who is the lessor under a Lease or the
         -------
assignee thereof, including the Origination Trust.

        "Obligor" means each Person who is the lessee under a Lease.
         -------

        "Officer's Certificate" means a certificate signed by the Chairman of
         ---------------------
the Board of Directors, the President or a Vice President, the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of any specified Person (or of a general partner of any specified Person that is a partnership) and delivered to any specified Person.

        "Operating Expenses" means, for any period, the sum of all Servicing
         ------------------
Fees, Origination Trustee fees and expenses and all other Origination Trust expenses, other than Servicer Expenses.

        "Opinion of Counsel" means a written opinion of counsel who may, except as otherwise expressly provided in this Agreement, be counsel for the Company or the Servicer (including in-house counsel employed by the Company or the Servicer or any Affiliate thereof) and who, in the case of opinions delivered to the Origination Trust or the Origination Trustee, shall be reasonably satisfactory to the Origination Trustee.

        "Original Lease Balance" means, for each Lease, the initial Outstanding
         ----------------------
Lease Balance for that Lease.

        "Origination Trust" has the meaning set forth in the preamble.
         -----------------

        "Origination Trust Agreement" has the meaning set forth in Recital A.
         ---------------------------                               ---------

        "Origination Trust Documents" means and includes this Agreement, the
         ---------------------------
Origination Trust Agreement, and all amendments or supplements or modifications hereto or thereto.

        "Origination Trustee" has the meaning set forth in Recital A.
         -------------------                               ---------

        "Other Proceeds" means moneys arising from the sale, exchange, lease,
         --------------
collection or other disposition of lease contracts and related leased vehicles or other receivables (other than the Leases and Leased Vehicles) as to which the Servicer is acting as servicer.

        "Outstanding Lease Balance" means, with respect to any Lease as of any date, an amount equal to (a) the sum of all Monthly Lease Payments remaining to be made (provided, however, that Payments Ahead received but not yet applied are
         -----------------
deemed to be Monthly Lease Payments remaining to be made), less any unearned finance or other charges relating to the period beginning after the next succeeding Payment Date on such Lease (determined in accordance with the actuarial method) in accordance with the Servicer's usual practices, plus (b)
                                                                     ----
the Booked Residual Value of the related Leased Vehicle.

        "Payment Ahead" means any payment of one or more Monthly Lease Payments
         -------------
(not constituting a Prepayment) remitted by an Obligor with respect to a Lease in excess of the Monthly Lease Payment due with respect to such Lease, which sums the Obligor has instructed the Servicer to apply to Monthly Lease Payments due in one or more immediately subsequent calendar months.

        "Payment Date" means, as to each Lease, the date each month therein set
         ------------
forth as the date Monthly Lease Payments are due.

        "Payment Information" shall have the meaning set forth in
Section 2.2(c)(i).
----------------

        "Person" means any legal person, including any individual corporation,
         ------
partnership, joint venture, association, joint stock company, trust, limited liability company, bank, trust company, estate (including any beneficiaries thereof), unincorporated organization or government or any agency or political subdivision thereof.

        "Pool Balance" means, as of any date, the sum of the Outstanding Lease
         -----------
balances of all Leases at such date.

        "Portfolio" means any collection of specified Leases and Leased Vehicles
         ---------
the proceeds from which are to be segregated within the Origination Trust accounts from those of Leases and Leased Vehicles in all other Portfolios; "Portfolio" shall include each SUBI Portfolio plus a separate portfolio consisting of all those Leases and Leased Vehicles not allocated to any SUBI Portfolio.

        "Prepayment" means payment to the Servicer of 100% of the Outstanding
         ----------
Lease Balance of a Lease (exclusive of any Lease referred to in the definition of the term "Charged-off Lease"), including any related payment of interest.

        "Proceeding" means any suit in equity, action at law or other judicial
         ----------
or administrative proceeding.

        "Residual Value" means the Liquidation Proceeds, net of Liquidation
         --------------
Expenses, actually received by the Servicer or the Origination Trustee, on behalf of the Origination Trust, with respect to a Matured Vehicle.

        "Responsible Officer" means, when used with respect to the Origination
         -------------------
Trustee, any officer in the corporate trust office of the Origination Trustee with direct responsibility for the administration of the Origination Trust Agreement or any other officer of the Origination Trustee to whom any corporate trust matter is referred because of his or her knowledge of or any familiarity with the particular subject.

        "Schedule of Leases and Leased Vehicles" means the list of Leases and
         --------------------------------------
related Leased Vehicles, on microfiche, microfilm or hard paper copy, that are included as Trust Assets in the Origination Trust, as such list may be revised and supplemented from time to time pursuant to Section 3.1, and which shall set
                                               -----------
forth the following information with respect to each such lease:

Lease Number
Date of Origination
Maturity Date
Monthly Lease Payment
Original Lease Balance

Outstanding Lease Balance as of the last day of the immediately preceding calender month
Booked Residual Value
Portfolio

Lease Number
Vehicle Identification Number
Model Year
Make
Model

     "Security Deposit" means, with respect to any Lease, the refundable
      ----------------
security deposit specified in such Lease.

     "Servicer" has the meaning set forth in preamble.
      --------

     "Servicing Fee" shall have the meaning specified in Section 2.5(a).
      -------------                                      --------------

     "Servicing Rate Portion" shall have the meaning specified in Section
      ----------------------                                      -------
2.5(a).
-----

     "State" means any state of the United States, the District of Columbia and
      -----
the Commonwealth of Puerto Rico.

     "SUBI" has the meaning set forth in Recital B.
      ----                               ---------

     "SUBI Asset" means (a) any Lease or Leased Vehicle segregated by or on
      ----------
behalf of the Origination Trust into any SUBI Portfolio as to which a SUBI has been created and issued and remains outstanding, and (b) any other Trust Assets allocated to or earned by any SUBI.

     "SUBI Portfolio" means, as to each SUBI, that collection of Leases, Leased
      --------------
Vehicles and other associated Trust Assets allocated by the Origination Trust to such SUBI from time to time from among all those Leases, Leased Vehicles and other associated Trust Assets owned by the Origination Trust.

     "SUBI Servicing Agreement Supplement" means any supplement or amendment to
      -----------------------------------
this Agreement entered into from time to time to accommodate the creation and issuance of a particular SUBI and to specify any special responsibilities or obligations that the Servicer may be required to undertake in connection therewith.

     "SUBI Supplement" means any supplement or amendment to the Origination
      ---------------
Trust Agreement executed from time to time in connection with the creation and issuance of a particular SUBI.

     "Title Document" means, with respect to any Leased Vehicle, the Certificate
      --------------
of Title of such Leased Vehicle.

     "Trust Agent" means any Person with whom the Origination Trustee contracts
      -----------
to act as its agent with respect to carrying out certain of its duties as Origination Trustee hereunder, as provided for in Section 5.3 e of the
                                                  -------------
Origination Trust Agreement.

     "Trust Asset" means any asset of any type owned by the Origination Trust.
      -----------

     "United States" means the United States of America, its territories and
      -------------
possessions and areas subject to its jurisdiction.

     "UTI" means the undivided trust interest in the Origination Trust created
      ---
pursuant to Section 4.1 of the Origination Trust Agreement.
            -----------
     "UTI Certificate" has the meaning set forth in Section 4.1 of the
      ---------------                               -----------
Origination Trust Agreement.

      "UTI Holder" means initially, LP and any other registered holder of the
       ----------
UTI Certificate.

      "UTI Pledge" means a pledge of, and a grant of a security interest in, the
       ----------
UTI and the UTI Certificate in connection with a Securitized Financing.

                                  ARTICLE II
                    ADMINISTRATION AND SERVICING OF LEASES

      Section 2.1  Servicer to Act as Servicer.
                   ---------------------------

      (a) The Servicer shall service, administer and collect under the Leases in accordance with the terms of this Agreement and shall have full power and authority, acting alone and subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with such servicing, administering and collecting that it may reasonably deem necessary or desirable. The duties of the Servicer shall include, among other things, collecting and posting payments, responding to inquiries of Obligors on the Leases, investigating delinquencies, sending payment statements and reporting tax information to Obligors, paying costs of disposition of Leased Vehicles related to Charged-off Leases and policing the Leases, administering the Leases, including accounting for collections, furnishing monthly and annual statements to the Origination Trust with respect to distributions, generating federal and state income tax information and preparing and filing all tax returns of the Origination Trust.

        Without limiting the generality of the foregoing, the Servicer hereby expressly agrees to perform and carry out on behalf of the Origination Trust, all of the obligations on the part of the Obligee under the Leases and is hereby authorized and empowered by the Origination Trust to execute and deliver, in its own name or on behalf of the Origination Trust, or both of them, as the case may be, any and all instruments of satisfaction, extension or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Leases or the Leased Vehicles.

        If the Servicer shall commence a legal proceeding to enforce a Lease, the Origination Trust shall thereupon be deemed to have automatically assigned, solely for the purpose of collection on behalf of the Origination Trust, its interest in such Lease and the related Leased Vehicle to the Servicer to the extent necessary for the purposes of participating in such proceeding. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Lease on the grounds that it is not the real party in interest or a holder entitled to enforce such Lease, the Origination Trust shall, at the expense and direction of the Servicer, take steps to enforce the Lease, including bringing suit in its name. The Origination Trust shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer agrees that its servicing of the Leases shall be carried out in accordance with customary and usual procedures of institutions that service closed-end automobile and sports utility vehicle leases and, to the extent more exacting, the procedures used by the Servicer in respect of any such leases serviced by it for its own account or the accounts of its Affiliates.

        (b) (i) The Servicer shall continue to maintain or enter into, in the ordinary course of its business, Dealer Agreements with Dealers selected by the Servicer from time to time in its reasonable discretion. The Servicer shall direct each of the Dealers with whom it has such a Dealer agreement (other than those identified in writing by LP or the Servicer to the Origination Trustee from time to time as nonparticipants in the Origination Trust allocation arrangements) to assign to the Origination Trust all approved Leases (other than those types of leases or those specific leases identified in writing by LP or the Servicer to the Origination Trustee from time to time) (and the Certificates of Titles to the associated Leased Vehicles) originated by the Dealer. The Servicer shall direct each such Dealer to show on the face of the Lease as the assignee "Financial Services Vehicle Trust." The Servicer shall further direct each such Dealer to show on each application for the initial Certificate of Title for each Leased Vehicle the owner of the Leased Vehicle as "Financial Services Vehicle Trust" or "BMW Facility Partners, Inc., as Nominee", using the quoted phrase or such other similar phrase as will satisfy the Registrar of Titles in each relevant jurisdiction, or such other designation(s) as the Servicer shall determine. The Servicer shall direct each such Dealer to include the address of the Obligee as the address of the recorded owner and the address of the Servicer's principal service facility, or that of any substitute or successor Servicer, and otherwise to comply with the Servicer's normal requirements under its Dealer Agreements with respect to each Lease and Certificate of Title. Notwithstanding anything to the contrary contained herein, however, should any such Dealer fail to assign either a lease or leased vehicle to the Origination Trust, the Servicer shall not be obligated to cause any correction thereof, but, unless and until such error is corrected, such lease and leased vehicle shall not be included as a Trust Asset. Other errors by a Dealer in complying with the foregoing Servicing instructions, if immaterial, shall not affect the status of a lease or leased vehicle as a Trust Asset nor shall the Servicer be obligated to correct them. The obligations of the Servicer pursuant to this Section 2.1(b)(i) shall survive any partial or
                              -----------------
complete termination of the Servicer pursuant hereto.


         (ii) Upon the satisfaction by the Dealer of all of the requirements set forth in its Dealer Agreement entitling the Dealer to payment with respect to the Lease and Leased Vehicle (including without limitation the execution and delivery thereby of all instruments of assignment of such Lease and Leased Vehicle to the Origination Trust), the presentation by the Dealer of a properly prepared draft in accordance with such Dealer Agreement and the approvalof the draft by the Servicer in its ordinary course of business under the Dealer Agreement, the Servicer shall remit to such Dealer the amount of such draft.

         Unless otherwise set forth in a SUBI Supplement or SUBI Servicing Supplement Agreement with respect to any SUBI Portfolio, LP and the Origination Trust hereby direct the Servicer to draw on the Line of Credit either to fund the drafts presented by the Dealers, or to reimburse itself for advances made by it to fund such drafts, together with any fees, taxes and the like paid by the Servicer on behalf of the Origination Trust ("Fees and Taxes"). Such draws shall
                                              --------------
constitute the payment of the purchase price for the UTI by LP.

     (c) Notwithstanding anything to the contrary contained in Section
                                                               -------
2.1(b)(ii), to the extent that, at the time of any request by the Servicer for
----------
reimbursement pursuant to that section the Servicer shall owe any amount to the Origination Trust, the Origination Trust may set off the amount of such

Servicer obligation against any reimbursement otherwise payable to the Servicer thereunder.

        (d) Coincident with the execution and delivery of this Agreement, the Servicer shall furnish the Origination Trustee, on behalf of the Origination Trust, with an Officer's Certificate listing the officers of the Servicer involved in, or responsible for, the administration and servicing of the Leases, which list shall from time to time be updated by the Servicer.

        Section 2.2.  Collection of Monthly Lease Payments and Remittances;
                      ----------------------------------------------------
Application of Proceeds.
-----------------------

        (a) The Servicer shall use commercially reasonable efforts to (i) collect all payments required under the terms and provisions of each Lease; and
(ii) cause each Obligor to make all payments in respect of the Lease to which such Obligor is a party or otherwise obligated, accompanied by an invoice or payment coupon bearing the number of the Lease to which such payment relates.

        (b)  Consistent with the foregoing, the Servicer may in its discretion
(i) waive any late payment charge or Extension Fee, in whole or in part, in connection with delinquent payments on or extensions of a Lease and (ii) extend the Maturity Date of any Lease.

        (c) As to any Monthly Lease Payments, Liquidation Proceeds, Insurance Proceeds, Prepayments, Payments Ahead or any other payments by or on behalf of any Obligor or otherwise with respect to any Lease or Leased Vehicle including (if applicable) any proceeds of recourse payments by the originating Dealer, whether received by the Servicer through any lock box or similar mechanism used for the collection of regular periodic payments on receivables owned or serviced by it or received directly by the Servicer at any of its servicing offices, but subject to Section 2.6 with regard to Liquidation Proceeds and Insurance
           -----------
Proceeds:

                (i) Upon receipt of any such funds, the Servicer shall deposit such funds into its operating account and shall ascertain promptly (but in any event within two (2) business Days) the following information: (A) the amount of each receipt, (B) the Lease Number to which such receipt relates, (C) the nature of the payment (i.e., whether a Monthly Lease Payment, Insurance Proceeds, other
                ----
Liquidation Proceeds, a Prepayment, payment of the Residual Value of the related Leased Vehicle or any other payment by or on behalf of any Obligor), (D) the date of receipt of payment; and (E) the Portfolio to which such Lease has been allocated (collectively, the "Payment Information").
                              -------------------

          (ii) As to any such funds received by the Servicer accompanied by all necessary Payment Information, the Servicer shall (A) enter the Payment Information in its computer system, (B) segregate all such funds by the Portfolio(s) to which such funds relate, and (C) except as set forth in this Agreement, deposit all such funds (net of reimbursement of any Liquidation Expenses incurred by the Servicer with respect to any Leased Vehicle whose Liquidation Proceeds are included among such funds) relating to any SUBI Portfolio as set forth in the related SUBI Servicing Agreement Supplement and
(D) deposit all funds (net of reimbursement of any Liquidation Expenses incurred by the Servicer with respect to any Leased Vehicle whose Liquidation Proceeds are included among such funds) relating to the UTI Portfolio as directed by LP.

          (iii) As to such funds received by the Servicer that are not accompanied by all Payment Information, the Servicer shall enter into its computer system such Payment Information as is available from time to time.
Upon receipt of the remaining Payment Information, the Servicer shall take the actions with respect to such funds as are set forth in Section 2.2(c) (ii). The
                                                       -------------------
Servicer shall use its best efforts to obtain any missing Payment Information as soon as practicable after receipt of any such funds.

          (iv) Upon the determination by the Servicer that any Lease Proceeds received by it with respect to any Lease constitute one or more Payments Ahead, the Servicer shall, unless otherwise maintain appropriate records of such Payment Ahead so as to be able to timely apply such Payment Ahead as a Monthly Lease Payment with respect to the applicable Lease.

     (d) As to any other funds received by the Servicer with respect to any Trust Asset:

          (i) With respect to any such funds relating to a SUBI Asset, upon receipt the Servicer shall deposit such funds as set forth in the appropriate SUBI Servicing Agreement Supplement; and

          (ii) With respect to any such funds relating to any Trust Asset other than a SUBI Asset, the Servicer shall pay all necessary and appropriate Origination Trust expenses and liabilities, including without limitation the Servicing Fee (and, to the extent not previously deducted from Liquidation Proceeds, expenses, if any) due the Servicer under Section 2.5 and any other
                                                   -----------
servicing fees or expenses due under any other servicing agreement entered into by the Origination Trustee on behalf of the Origination trust, (C) Origination Trustee fees and expenses and (D) other Origination Trust expenses and liabilities.

     (e) The Servicer shall from time to time, in accordance with the Origination Trust Agreement or the applicable SUBI Supplement thereto, (i) identify and allocate on the books and records of the Origination Trust certain Leases and Leased Vehicles into one or more SUBI Portfolios, either upon the initial creation of such SUBI or periodically following its creation, and (ii) remit a portion of the Lease Proceeds received by the Servicer with respect to any SUBI Portfolio to, or on behalf of, the Origination Trust for Such SUBI's appropriate share of the expenses and liabilities of the Origination Trust as determined in accordance with the Origination Trust Agreement and the applicable SUBI Supplement.

     (f) The Servicer shall account to the Origination Trustee for each Portfolio of Trust Assets separately and in accordance with any supplement or amendment to this Agreement entered into with respect to such Portfolio.

     Section 2.3.  Records.
                   -------
     (a) As to any Lease Proceeds or other receipts with respect to any Trust Asset, including without limitation Monthly Lease Payments, Prepayments, Liquidation Proceeds and any other payments by or on behalf of any Obligor or otherwise with respect to any Lease or Leased Vehicle, the Servicer shall maintain or cause to be maintained such computer and manual records with respect to all such Lease Proceeds and other receipts in accordance with the customary and usual procedures of institutions which service closed-end automobile and sports utility vehicle leases and, to the extent more exacting, the procedures used by the Servicer in respect of any such leases serviced by it for its own account or the accounts of its Affiliates.

     (b) The Servicer shall retain or cause to be retained all data (including, without limitation, computerized records), together with all operating software and appropriate documentation, relating directly to or maintained in connection with the servicing of the Leases (the "Lease Records"). The Servicer shall
                                       -------------
provide or cause to be provided to the origination Trustee, on behalf of the Origination Trust, upon its request, copies of all such data and appropriate documentation at all reasonable times and upon reasonable notice. The Servicer shall promptly report to the Origination Trustee, on behalf of the Origination Trust, any failure on its part to maintain the Lease Records as herein provided and promptly take appropriate action to remedy any such failure.

     (c) Upon the occurrence and during the continuance of an Event of Default that could give rise to the termination of the Servicer's rights hereunder with regard to any Portfolio, the

Servicer shall deliver to the successor servicer appointed pursuant to the terms hereof, or, if otherwise directed by the Origination Trust, to the Origination Trustee all such data, operating software and appropriate documentation necessary for the servicing of the Leases included in such Portfolio, including but not limited to the related Lease Documents and Title Documents, all monies collected by it and required to be deposited in any account on behalf of the Origination Trust relating to that Portfolio, all related Security Deposits and any related Leased Vehicle in its possession that has been repossessed or is part of Matured Leased Vehicle Inventory and in either case has not yet been sold or otherwise disposed of pursuant to Section 2.6. Without limitation of the
                                          -----------
foregoing, if the rights of the Servicer shall have been terminated in accordance with Section 4.1(b) with regard to any Portfolio, the Servicer shall
                --------------
deliver to the successor servicer appointed pursuant to the terms hereof, or, if otherwise directed by the Origination Trust, to the Origination Trustee all such data, operating software and appropriate documentation necessary for the servicing of the Leases included in that Portfolio and all monies collected by it and required to be deposited, as appropriate, in any Origination Trustee account relating to that Portfolio. In addition to delivering such data, operating software and appropriate documentation and moneys, the Servicer shall use its commercially reasonable efforts to effect the orderly and efficient transfer of the servicing of the Leases included in that portfolio with respect to which such termination shall have occurred to the party that will be assuming responsibility for such servicing, including, without limitation, directing Obligors to remit payments in respect of those Leases to an account or address designated by the Origination Trustee or such new servicer.

        Section 2.4.  Collective and Application of Security Deposits.
                      -----------------------------------------------

        Subject to Section 2.3 (c), the Servicer shall retain each Security
                   ---------------
Deposit remitted to it (or deemed remitted to it) as agent and bailee for the Origination Trust and as proceeds of the Leases, and shall apply the proceeds of such Security Deposits in accordance with applicable law, its customary and usual servicing procedures and the Leases, including but not limited to using the Security Deposit in respect of any Lease for the payment of any amount resulting from the related Obligor's default or failure to pay all amounts required to be paid under such Lease or resulting from damage to the related Leased Vehicle. In the event that any Lease becomes a Charged-Off Lease or, if earlier, the related Leased Vehicle is repossessed, then the related Security Deposit, to the extent permitted by such Lease and applicable law, shall thereby become Liquidation Proceeds. On at least a monthly basis or (with respect to a SUBI portfolio) as otherwise set forth in an applicable SUBI Servicing Agreement Supplement, but otherwise as provided in
Section 2.2(c)(ii), the Servicer shall remit each Security Deposit that became
------------------
Liquidation Proceeds during the previous month; otherwise, each Security Deposit, after deduction for amounts applied towards the payment of any amount resulting from the related Obligor's default or failure to pay any amounts required to be paid under such Lease or damage to the related Leased Vehicle, shall be returned to the related Obligor by the Servicer upon termination of such Lease.

     Section 2.5.   Servicing Compensation; Fees, Costs and Expenses.
                    ------------------------------------------------

     (a) As compensation for the performance of its obligations under this Agreement and subject to the terms of this Section and Section 4.1(b) and the
                                                       --------------
terms of any applicable SUBI Servicing Agreement Supplement, the Servicer shall be entitled to receive from the Origination Trust, on the first day of each calendar month, a fee (the "Servicing Fee") equal to the sum of:
                            -------------
           (i)   An amount (the "Servicing Rate Portion") equal to one-twelfth
                                 ----------------------
     of 0.50% of the Pool Balance as of the first day of the preceding calendar month; and

           (ii) Any late fees, termination fees and other administration fees or similar charges (including any Extension Fee) paid by any Obligor pursuant to a Lease during the related Collection Period.

     The Servicing Rate Portion will be calculated and paid based upon a 360-day year consisting of twelve 30-day months. The Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement of such expenses except to the extent they constitute Liquidation Expenses or expenses recoverable under an applicable insurance policy, as provided in Section 2.6. For so long as there shall be only
                                 -----------
one Servicer for the Origination Trust, the Servicing Fee shall, for purposes of
Section 7.1(b) of the Origination Trust Agreement, be deemed to be an expense
--------------
incurred with respect to the Trust Assets generally; if at any time the Servicer shall only service some (but not all) Portfolios, the Servicing Fee shall, for purposes of Section 7.1(b) of the Origination Trust Agreement, be deemed to be
            --------------
an expense incurred with respect to that discrete group of Trust Assets contained in the Portfolio(s) the Servicer then services.

     (b) As additional servicing compensation, the Servicer also shall be entitled to the earnings from the investment of Security Deposits retained as and to the extent provided in Section 2.4 hereof and as permitted by applicable
                              -----------
law.

      Section 2.6  Repossession and Sale of Leased Vehicles.
                   ----------------------------------------

      In accordance with the servicing procedures specified in this Article Two,
                                                                    -----------
the Servicer shall use its commercially reasonable efforts (consistent with the customary and usual procedures of institutions that service closed-end automobile and sports utility vehicle leases and, to the extent more exacting, the procedures used by the servicer in respect of any such leases serviced by it for its own account or the accounts of its Affiliates) to repossess or otherwise take possession of the Leased Vehicle related to any Lease that the servicer shall have determined to be in default or a Lease as to which a Prepayment has been made but the related Leased Vehicle has not been purchased by the Obligor.

      The Servicer shall, in accordance with the standards set forth in the immediately preceding paragraph:

      (a) follow such practices and procedures as it shall deem necessary or advisable in its servicing of closed-end automobile and sports utility vehicle leases, which may include reasonable efforts to realize upon any recourse to Dealers, consigning a Leased Vehicle to a motor vehicle dealer for resale or selling a Leased Vehicle at public or private sale; and

      (b) sell or otherwise dispose of each Leased Vehicle that is so repossessed, in accordance with the related Lease, or that becomes part of Matured Leased Vehicle Inventory and, if the Lease is in default, shall commence and prosecute any Proceedings in respect of such Lease (and the related Leased Vehicle) in its own name or, if the Servicer deems it necessary, in the name of the Origination Trust.

      The obligations of the Servicer under this Section are subject to the provision that, in the event of damage to a Leased Vehicle from a cause for which the Obligor under the related Lease was not required to obtain casualty insurance or maintain such insurance in full force and effect, the Servicer shall not be required to expend its own funds in repairing such Leased Vehicle unless it shall reasonably determine that such restoration will increase Liquidation Proceeds (net of Liquidation Expenses) of the related Lease by at least an equivalent amount. The Servicer shall only expend funds in connection with the repossession and/or sale of any Leased Vehicle to the extent that it reasonably determines that Liquidation Expenses will not exceed the anticipated Liquidation Proceeds. The Servicer shall be responsible for all other costs and expenses incurred by it in connection with any action taken in respect of a Lease or the related Leased Vehicle; provided, however, that subject to Section
                                     --------  -------                  -------
2.5, it shall be entitled to
---
reimbursement of such costs and expenses to the extent they constitute Liquidation Expenses or expenses recoverable under an applicable insurance policy. All Liquidation Proceeds and Insurance Proceeds shall be deposited and transferred as provided in Section 2.2. The foregoing notwithstanding, prior to
                           -----------
transferring any such funds out of its operating account, the Servicer shall first deduct therefrom any unreimbursed Liquidation Expenses and Insurance Expense. In connection with this Section 2.5, the Origination Trust shall grant
                                  -----------
to the Servicer a Power of Attorney in the form attached as Exhibit A with
                                                            ---------
regard to the Leased Vehicles, and the Servicer, as "Grantee" thereunder, with full power of substitution.

     Section 2.7.  Servicer to Act on Behalf of Origination Trust.
                   ----------------------------------------------

     (a) In order to facilitate the servicing of the Leases by the Servicer, the Origination Trust hereby appoints the Servicer as its agent and bailee to retain possession of the Lease Documents, Title Documents and any other related items that from time to time come into possession of the Servicer, and the Servicer hereby accepts such appointment.

     (b) The Servicer shall maintain each Lease Document and Title Document at its office located at 3455 Mill Run Road, Suite 505, Hilliard, Ohio 43026, or at such other office as shall be specified to the Origination Trustee by 30 days, prior written notice. The Servicer shall promptly report to the Origination Trustee any failure on its part to retain possession of the Lease Documents or Title Documents and promptly take appropriate action to remedy any such failure.

     (c) Upon written instructions from the Origination Trust, setting forth a reasonable basis therefor, or in the exercise of its duties and powers hereunder, the Servicer shall release any Lease Document, Title Document, or other related item to the Origination Trustee or its agent or designee, as the case may be, at such place or places as the Origination Trustee may designate, as soon as practicable. The Servicer shall not be responsible for any loss occasioned by the failure of the Origination Trustee to return any document or any delay in doing so.

     (d) The Servicer shall be deemed to have received proper instructions with respect to any Lease Document, Title Document, any other related item or any Lease Record, upon its receipt of written instructions by a Responsible Officer of the Origination Trustee.

     (e) The Servicer shall identify from time to time all (i) periodic sales and use tax or property (real or personal) tax reports, (ii) periodic renewals of licenses and permits, (iii)
periodic renewals of qualification to act as a trust and a business trust and
(iv) other periodic governmental filing, registration or approvals (collectively, "Filings") arising with respect to or required of the
                -------
Origination Trustee or the Origination Trust, including (in the case of clauses
                                                                        -------
(ii) and (iv)) such licenses, permits, and other Filings as are required for the
----     ----
Origination Trust to accept assignments of Leases and to be identified as the owner of Leased Vehicles on their Certificates of Title, as contemplated by
Section 2.1(a) (i). The Servicer shall also identify any surety bonds or other
------------------
ancillary undertakings required of the Origination Trust or the Origination Trustee in respect of any Filing. The Servicer shall timely prepare and file, or cause to be filed, with the cooperation of the Origination Trustee, on behalf of the Origination Trustee, or the Origination Trust with the appropriate Person each Filing and each such ancillary undertaking with a copy to the Origination Trustee. In connection with this Section 2.7(e), the Origination Trust grants to
                                 --------------
the Servicer the authority to, and will execute and deliver to the Servicer any necessary Power of Attorney in the form attached as Exhibit B, as the Servicer
                                                    ---------
may require in order to, effect each such Filing and ancillary undertaking. Should the Servicer at any time receive notice, or have actual knowledge, of any non-compliance with any Filing requirement, it shall promptly so notify the Origination Trustee, and shall promptly take all required action to rectify such noncompliance.

     (f) The Origination Trust shall deliver to the Servicer, promptly upon their execution and delivery by the parties thereto, the Origination Trust Agreement and of each amendment and supplement thereto, including without limitation any SUBI Supplement. The Servicer shall not act contrary to any provision of the Origination Trust Agreement, as so amended or supplemented.

     (g) The Servicer agrees to indemnify, defend and hold harmless the UTI Holder (including, if such Person is a partnership, any general partner thereof), the Origination Trust, the Origination Trustee and their respective agents (including without limitation any Trust Agent) for (i) any and all liabilities, losses, damages and expenses that may be incurred as a result of any act or omission by the Servicer in connection with its maintenance and custody of the Lease Documents, Title Documents, Lease Records, the servicing of the Leases, the Servicer's undertakings in clause (e) of this Section 2.7 or any
                                           ----------         -----------
other activity undertaken or omitted by the Servicer with respect to any Trust Asset or this Agreement, and (ii) any Claims that the Trust Assets are insufficient to satisfy. The obligations set forth in this Section 2.7(g) shall
                                                           --------------
survive the termination of this Agreement and the Origination Trust Agreement or the resignation or removal of the Servicer or the Origination Trustee.

      Section 2.8. Third Party Claims.
                   ------------------

      The Servicer shall promptly notify LP (in the event that the Company is not acting as the Servicer hereunder) and the Origination Trustee, on behalf of the Origination Trust, upon its learning that a claim of whatever kind that would have a material adverse impact on the UTI Holder, the Origination Trustee, the Origination Trust or any Trust Asset, the Servicer or the Company is being made by a third party with respect to any Lease or Leased Vehicle or the servicing thereof or with respect to any other Trust Asset.

      Section 2.9. Insurance Policies.
                   ------------------

      The Servicer shall at all times (a) maintain or cause to be maintained by an Affiliate of the Servicer on behalf of the Origination Trust Insurance Policies (which may be blanket policies covering the Servicer and all Affiliates thereof) with respect to the Leases, the Leased Vehicles and the Obligors (and shall cause each such Insurance Policy maintained by it or any of its Affiliates to name the Origination Trust as an additional insured or loss payee, as appropriate) of at least the type and in at least the same amount as it maintains from time to time for its own portfolio of retail closed-end leases and related leased vehicles, and (b) upon its termination as Servicer as to all or any part of the Trust Assets either continue such coverage of the Origination Trust under such Insurance Policies, the premium for which shall constitute an Origination Trust expense, or provide for equivalent coverage by any substitute or successor Servicer.

      Section 2.10 Servicer Not to Resign; Assignment.
                   ----------------------------------

      (a) Except as provided in Section 4.1(b), the Servicer shall not resign
                                --------------
from the duties and obligations hereby imposed on it as Servicer except upon determination by its Board of Directors that by reason of change in applicable legal requirements the continued performance by the Servicer of its duties as Servicer under this Agreement would cause it to be in violation of such legal requirements in a manner that would result in a material adverse effect on the Servicer or its financial condition, said determination to be evidenced by a Board Resolution to such effect accompanied by an Opinion of Counsel reasonably satisfactory to the Origination Trustee of independent counsel reasonably satisfactory to the Origination Trustee, to such effect. No such resignation shall become effective unless and until a new servicer is willing to service the Leases and enters into a servicing agreement with the Origination Trust, such agreement to have substantially the same provisions as this Agreement. The Origination Trust shall not unreasonably fail to consent to such a servicing agreement.

     (b) The Servicer may not assign this Agreement or any of its rights, powers, duties or obligations hereunder; provided, however, that the Servicer
                                         --------  -------
may assign this Agreement in connection with a consolidation, merger, conveyance, transfer or lease made in compliance with Section 2.13.
                                                      ------------
     (c)   Except as provided in paragraphs (a) and (b) above, the duties and
                                 --------------     ---
obligations of the Servicer under this Agreement shall continue until this Agreement shall have been terminated as provided in Section 6.1 and shall
                                                    -----------
survive the exercise by the Origination Trustee, on behalf of the Origination Trust, of any right or remedy under this Agreement or the enforcement by the Origination Trustee, on behalf of the Origination Trust, of any provision of the Origination Trust Documents.

     Section 2.11.  Obligor Insurance Coverage in Respect of Leased Vehicles.
                    ---------------------------------------------------------
     The Servicer shall use its commercially reasonable efforts to ensure that the Obligor under each Lease shall have, and maintain in full force and effect during the term of such Lease, a comprehensive, collision and property damage insurance policy covering the actual cash value of the Leased Vehicle to which such Lease relates and naming the Origination Trust or the Servicer as a loss payee, as well as public liability, bodily injury and property damage coverage equal to the greater of the amounts required by applicable state law or industry standards as set forth in the Lease, and naming the Origination Trust as an additional insured. The Servicer shall, on at least a monthly basis, remit any proceeds of such Insurance Policy that the Servicer may receive with respect to a Leased Vehicle in accordance herewith.

     In the event that at any time any proceeds of such insurance policy would be recoverable and otherwise paid to the Obligee as loss payee but for the fact that: (a) such insurance policy has lapsed (without the obtaining by the related Obligor (or the Servicer, on behalf of such Obligor) of a new insurance policy meeting the requirements of the immediately preceding sentence); (b) the Servicer has failed to maintain the Origination Trust's rights to receive all proceeds of such insurance policy up to the full amount of the Obligor's obligations under the related Lease (but not exceeding the policy limits); or
(c) such insurance policy has not been maintained in full force and effect prior to the Maturity Date of such Lease, the Servicer shall, as soon as reasonably practicable, remit an amount of cash equal to such amounts as would at such time otherwise be recoverable in respect of such Leased Vehicle as Insurance Proceeds. The foregoing obligation of the Servicer shall survive the resignation of the Servicer or any termination of it as Servicer under this Agreement pursuant to Section 4.1(b) hereof.
            --------------

     Section 2.12.  Certificates of Title.
                    ---------------------
     In connection with the filing of applications for Certificates of Title to the Leased Vehicles, the Servicer shall arrange for the new Certificate of Title identifying the Origination Trust, or its nominee, as the owner of each Leased Vehicle, to be issued by the appropriate Registrar of Titles and to be delivered to the Servicer to be held by the Servicer, as agent and bailee on behalf of the Origination Trust.

     Section 2.13.  Corporate Existence; Status; Merger.
                    -----------------------------------
     (a) The Servicer shall keep in full effect its existence, rights and franchises as a Delaware corporation and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Servicer and its subsidiaries considered as one enterprise, and in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of, or to permit the Servicer to perform its obligations under, the Origination Trust Documents.

     (b) The Servicer shall not consolidate with or merge into any other corporation or convey, transfer or lease all or substantially all of its assets as an entirety to any Person without the prior written consent of the Origination Trustee, on behalf of the Origination Trust, unless (i) the corporation formed by such consolidation or into which the Servicer has merged or the Person which acquires by conveyance, transfer or lease all or substantially all the assets of the Servicer as an entirety is (A) a citizen of or an entity organized and existing under the laws of the United States or any State and (B) either executes and delivers to the Origination Trustee, on behalf of the Origination Trust, an agreement in form and substance reasonably satisfactory to the Origination Trustee, that contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement and the other Origination Trust Documents or is so bound by operation of law, or (ii) the Servicer is the surviving corporation resulting from such consolidation or merger.

                                  ARTICLE III
                            STATEMENTS AND REPORTS

      Section 3.1.  Reporting by the Servicer.
                    -------------------------

      On or prior to the fifteenth (15th) day of each calendar month, the Servicer shall (a) cause to be delivered to the Origination Trust a revised Schedule of Leases and Leased Vehicles, containing data as of the last day of the prior calendar month, and (b) cause to be delivered to the Origination Trust a report in respect of the prior calendar month, setting forth (i) any information relating to the Leases or the Leased Vehicles that normally would be available from a servicer of closed-end automobile and sports utility vehicle leases and as required, any additional information required by the terms of any Securitized Financing.

      Section 3.2  Annual Officer's Certificate.
                   ----------------------------
      Within 120 days after December 31 of each calendar year, the Servicer shall deliver an Officer's Certificate to the Origination Trust to the effect that a review of the activities of the Servicer during the prior calendar year (or since the commencement of the Origination Trust in the case of the first such Officer's Certificate) has been made under the supervision of the officer executing such Officer's Certificate with a view to determining whether during such period the Servicer has performed and observed all of its obligations under this Agreement, and either (i) stating that, to the best of his or her knowledge, no default by the Servicer under this Agreement has occurred and is continuing, or (ii) if such a default has occurred and is continuing, specifying such default and the nature and status thereof.

                                  ARTICLE IV
                                    DEFAULT

      Section 4.1  Events of Default; Termination of Servicer.
                   ------------------------------------------

      (a) Any of the following acts or occurrences shall constitute an Event of Default under this Agreement:

      (i) The Servicer shall have failed to deposit or transfer any amounts in excess of $500,000 in the aggregate at any time outstanding that are required to be deposited or transferred pursuant to Section 2.2 hereof, which failure
                                        -----------
continues for five (5) Business Days after the earlier of the discovery of such failure by an officer of the Servicer or receipt by the Servicer of written notice thereof from the Origination Trustee or any holder or pledgee of a UTI Certificate or SUBI Certificate;

     (ii) The Origination Trustee shall not have received any report required to be delivered pursuant to Section 3.1 hereof within ten (10) Business Days
                            -----------
after the date any such report is due;

     (iii) The Servicer shall default in the due performance and observance of any other provision of this Agreement, which default materially and adversely affects the rights of the Origination Trust or any beneficial assignee or pledgee of a UTI Certificate or a SUBI Certificate, and such default shall have continued for a period of 60 days after written notice thereof shall have been given to the Servicer by the Origination Trustee;

     (iv) The entry of a decree or order for relief by a court or regulatory authority having jurisdiction over the Servicer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or State bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Servicer and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days;

     (v) The commencement by the Servicer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or State bankruptcy, insolvency or similar law, or the consent by the Servicer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property or the making by the Servicer of an assignment for the benefit of creditors or the failure by the Servicer generally to pay its debts as such debts become due or the taking of corporate action by the Servicer in furtherance of any of the foregoing; or

     (vi) Any representation, warranty or statement of the Servicer made in this Agreement or any other Origination Trust Document to which it is a party or by which it is bound or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made and, within 60 days after written notice thereof shall have been given to the Servicer by the Origination Trustee, on behalf of the Origination Trust, or any holder or pledgee of a UTI Certificate or SUBI Certificate, the circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured.

The Origination Trustee shall give to the Servicer notice of a violation of clauses (iii) or (vi) above promptly upon a Responsible Officer of the
-------------    ----
Origination Trustee becoming actually aware of any such default by the Servicer.

     Notwithstanding the foregoing, a delay or failure in the performance referred to under clause (i) above for a period of ten (10) Business Days, or
                  ----------
referred to in clause (ii) above for a period of twenty (20) Business Days, or
               -----------
referred to in clause (iii) for a period of ninety (90) days, or referred to in
               ------------
clause (vi) for a period of sixty (60) days, shall not constitute an Event of
-----------
Default if arising from a Force Majeure. Upon the occurrence of a Force Majeure, the Servicer shall not be relieved from using all commercially reasonable efforts to perform its obligations in a timely manner, and the Servicer shall provide to the Origination Trustee and any applicable Special Purpose Affiliate prompt notice of such failure or delay, together with a description of its efforts to perform its obligations.

     (b) If an Event of Default shall have occurred and be continuing, the Origination Trust may remedy such Event of Default, or the Origination Trust, upon the direction of the Beneficiary or any pledgee of a UTI Pledge shall, by notice given to the Servicer, terminate all or a portion of the rights and powers of the Servicer under this Agreement, including all or a portion of the rights of the Servicer to receive the servicing compensation provided for in
Section 2.5 hereof with respect to all periods following such termination;
-----------
provided, however that in no event shall the rights and powers of the Servicer
--------  -------
be terminated until such time as the Origination Trust shall have appointed a successor servicer in the manner set forth below. Upon any such termination, all rights, powers, duties and responsibilities of the Servicer under this Agreement, whether with respect to the related Lease Documents, the related Title Documents or Lease Records, the Servicing Fee or otherwise, so terminated shall vest in and be assumed by any successor servicer appointed by the Origination Trust pursuant to a servicing agreement with the Origination Trust, containing substantially the same provisions as this Agreement (including with respect to the compensation of such successor servicer), and the successor servicer is hereby irrevocably authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments (including any notices to Obligors deemed necessary or advisable by the Origination Trustee), and to do or accomplish all other acts or things necessary or appropriate to effect such vesting and assumption, including, without limitation, directing some or all of the Obligors to remit Monthly Lease Payments, Prepayments and all other payments on or in respect of the Leases and the Leased Vehicles to an account or address designated by or such new servicer. Further, in such event, the Servicer shall use its commercially reasonable efforts to effect the orderly and efficient transfer of the servicing of the affected Leases to the new servicer (including transfer of the Security Deposits being held by the Servicer pursuant to Section 2.4), and
                                                             ------------
as promptly as practicable, the Servicer shall provide to the new servicer a current computer tape containing all information from the Lease Records required for the proper servicing of the affected Leases, together with documentation containing any and all information necessary for use of the tape.

      In the event of the partial termination of some but not all of the Servicer's rights and powers hereunder by the Origination Trust, the Servicer (unless otherwise directed by the Origination Trustee) shall continue to service, administer and collect those Leases in unaffected Portfolios and shall have the right to receive servicing compensation in accordance with Section 2.5
                                                                    -----------
based upon the Outstanding Lease Balance of all Leases in such Portfolios, provided, however, that if the Servicer is terminated with respect to the
--------  -------
Portfolio of unallocated Leases and Leased Vehicles indirectly supporting any Securitization Financing secured by a UTI Pledge, it may resign as Servicer as to all Trust Assets; provided that a successor servicer has been appointed
                     --------
hereunder.

      (c) The Origination Trust shall upon the written direction of (i) if there is a UTI Pledge, the pledgee thereof or, if not, the UTI Holder, or (ii) the holder of the requisite percentage of any SUBI (as set forth in the applicable SUBI Supplement), waive any default by the Servicer in the performance of its obligations hereunder and its consequences or, if an Event of Default has occurred and is continuing, appoint a successor Servicer (x) with regard to the Portfolio containing those Trust Assets constituting a borrowing base with respect to the UTI Pledge, or, if there is no UTI Pledge, constituting UTI Assets, or (y) the SUBI Portfolio related to such SUBI, as the case may be. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                   ARTICLE V
                                 MISCELLANEOUS

     Section 5.1.  Termination of Agreement.
                   ------------------------
     This Agreement shall, except as otherwise provided herein, terminate upon the earliest of (a) the termination of the Origination Trust; (b) the discharge of the Servicer in accordance with the terms hereof; or (c) the mutual written determination of the parties hereto. Upon termination of this Agreement, the Servicer shall pay over to the Origination Trust, or any other Person entitled thereto, all monies held by the Servicer on behalf of the Origination Trust pursuant to this Agreement.

     Section 5.2  Amendment.
                  ---------
     (a) This Agreement may be amended from time to time in a writing signed by the Origination Trustee, on behalf of the Origination Trust, and the Servicer.

     (b) In particular, but without limiting the foregoing, this Agreement may be amended by means of one or more SUBI Servicing Agreement Supplements in connection with any Securitized Financings. Such supplemental agreements may provide, among other things, for further specific servicing obligations relating to SUBI Assets for the particular benefit of holders of related SUBIs. Such supplemental agreements may permit the termination of this Agreement insofar as it applies to such SUBI Assets upon the terms and conditions set forth therein; however, no such supplemental agreement shall permit the termination of this Agreement insofar as it applies to other Trust Assets except as provided herein.

     (c) Any amendment or modification effected contrary to the provisions of this Section shall be void.

     Section 5.3.  Governing Law.
                   -------------
     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS.

     Section 5.4.  Notices.
                   -------
     All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, any prepaid courier service, or by telecopier, and addressed in each case as follows: (a) if to the Company or the Servicer (if the same as the Company), at 3455 Mill Run Road,

Suite 505, Hilliard, Ohio 43026, Attention: Paula DiNapoli (telecopier no. (614) 771-4574); and (b) if to the Origination Trust, at c/o Chemical Bank Delaware, 1201 Market Street, Wilmington, Delaware 19801. Attention: Corporate Trust Department, (Telecopier No. (302) 984-4889). The Company, the Servicer or the Origination Trustee may change its address for notices hereunder by giving notice of such change to the other such Persons. All notices and demands shall be deemed to have been given upon delivery or tender of delivery thereof to any officer of the Person entitled to receive such notices and demands at the address of such Person for notices hereunder.

     Section 5.5.  Severability.
                   ------------
     If one or more of the provisions of this Agreement shall be for any reason whatever held invalid or unenforceable, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Agreement, and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining covenants, agreements and provisions, or the rights of any parties hereto. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this Agreement invalid or unenforceable in any respect.

     Section 5.6.  Inspection and Audit Rights.
                   ---------------------------
     The Servicer agrees that, on reasonable prior notice, it will permit any representative, agent or designee of the Origination Trust, during the normal business hours of the Servicer, to examine all books of account, records, reports and other papers of the Servicer relating to the Trust Assets, to make copies and extracts therefrom, to cause such books to be audited by independent accountants selected by the Origination Trustee, and to discuss the affairs, finances and accounts relating to the Trust Assets with its officers, employees and independent accountants (and by this provision the Servicer hereby authorizes such independent accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Such rights shall include, but shall not be limited to, any off-site storage facilities at which any data (including, without limitation, computerized records), together with all operating software and appropriate documentation, may be held. The Origination Trust agrees to keep confidential all the confidential information of the Servicer acquired during any such examination as if such information were its own confidential information, except to the extent necessary for the purposes of this Agreement.

     Section 5.7. Binding Effect.
                  --------------
     The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto, and all such provisions shall inure to the benefit of the Origination Trust.

     Section 5.8.  Article and Section Headings.
                   ----------------------------
     The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     Section 5.9.  Execution in Counterparts.
                   -------------------------
     This Agreement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

     Section 5.10.  Rights Cumulative.
                    -----------------
     All rights and remedies from time to time conferred upon or reserved to the Origination Trust, the Origination Trustee, on behalf of the Origination Trust, the Company or the Servicer or to any or all of the foregoing are cumulative, and none is intended to be exclusive of another. No delay or omission in insisting upon the strict observance or performance of any provision of this Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient.

     Section 5.11.  Further Assurances.
                    ------------------
     Each party will do such acts, and execute and deliver to any other party such additional documents or instruments as may be reasonably requested in order to effect the purposes of this Agreement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

     Section 5.12.  Third-Party Beneficiaries.
                    -------------------------
     This Agreement will inure to the benefit of and be binding upon the parties hereto and each of the beneficiaries of the Origination Trust (and each pledgee of a UTI Pledge and any Person for whose benefit such pledgee holds such UTI Pledge), who shall be considered to be third-party beneficiaries hereof. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

    Section 5.13.  No Waiver.
                   ---------

    No waiver by any party hereto of any one or more defaults by any other party or parties in the performance of any of the provisions of this Agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party hereto at law, in equity or otherwise.

    Section 5.14.  Non-Petition Covenant.
                   ---------------------

    The Servicer covenants and agrees that prior to the date which is one year and one day after the date upon which all obligations under each Securitized Financing has been paid in full, the Servicer will not institute against, or join any other person in instituting against LP, the Origination Trust, any Special Purpose Affiliate, or any general partner of a Special Purpose Affiliate that is a partnership, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. This Section shall survive the termination of this Agreement or the resignation or removal of the Servicer under this Agreement.

                           [SIGNATURES ON NEXT PAGE]

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers duly authorized as of the Day and year first above written.

                                             BMW FINANCIAL SERVICES, NA, INC.



                                             By: /s/ Robert G. Wennemer
                                                ------------------------------
                                             Name:   Robert G. Wennemer
                                                  ----------------------------
                                             Title:  Treasurer
                                                   ---------------------------

                                             FINANCIAL SERVICES VEHICLE TRUST

                                             By: CHEMICAL BANK DELAWARE,
                                                 as trustee

                                                 By: /s/ John J. Cashin
                                                    --------------------------
                                                 Name:    John J. Cashin
                                                 Title:   Senior Trust Officer

                                             BMW MANUFACTURING L.P.

                                              By: BMW FACILITY PARTNERS, INC.,
                                                   its general partner

                                                 By: /s/ Karl Sommer
                                                    --------------------------
                                                 Name:   Karl Sommer
                                                      ------------------------
                                                 Title:   President
                                                       -----------------------

                                                                  EXHIBIT A
                                                                     TO
                                                            SERVICING AGREEMENT


        POWER OF ATTORNEY PURSUANT TO SECTION 2.6 OF SERVICE AGREEMENT
        --------------------------------------------------------------

      KNOW ALL PERSONS BY THESE PRESENTS, that FINANCIAL SERVICES VEHICLE TRUST ("Grantor"), a Delaware business trust located at c/o Chemical Bank Delaware,
  -------
1201 Market Street, Wilmington, Delaware 19801, does hereby appoint BMW FINANCIAL SERVICES NA, INC. ("Grantee"), a Delaware corporation located at 800
                              -------
Chesnut Ridge Road, Woodcliff Lake, New Jersey 07675, as its attorney-in-fact, with full power of substitution, and hereby authorizes and empowers Grantee, in the name of and on behalf of Grantor, to take the following actions from time to time with respect to the motor vehicles referred to in the Servicing Agreement dated as of August 30, 1995 between Grantor and Grantee as "Leased Vehicles" and described in the currently-effective "Schedule of Leases and Leased Vehicles", as defined therein (such motor vehicles, the "Motor Vehicles"), a copy of which "Schedule of Leases and Leased Vehicles" is maintained by the Grantee and that is incorporated herein by this reference, for the purpose of enabling Grantee in the name of the Grantor to transfer, liquidate or dispose of the Motor Vehicles, upon such terms and conditions as Grantee deems advisable, namely:

      1. Sign Grantor's name to any certificates of title, assignments of title, transfers of title or registration, or applications for title or registration, or applications for transfer of title or registration, or similar forms, with respect to any of the Motor Vehicles; and

      2. Execute and deliver any and all instruments and take any and all further action in the name of and on behalf of Grantor as may be required or deemed desirable to accomplish any and all of the foregoing and carry out the purposes of this Power of Attorney.

      Grantee is hereby empowered to do any and all lawful acts requisite for effecting the transfer of the Motor Vehicles and Grantor hereby ratifies and confirms any and all lawful acts that Grantee shall do pursuant to and in conformity with this Power of Attorney.

      This Power of Attorney is revocable upon notice by Grantor, and if not earlier revoked shall expire upon the earlier of (a) the termination of that certain Trust Agreement dated as of August 30, 1995, by and among BMW MANUFACTURING L.P., and

CHEMICAL BANK DELAWARE, and (b) the termination of that certain Servicing Agreement dated as of August 30, 1995, by and between Grantor and Grantee, as each is amended from time to time.

    Grantor executes this power of attorney with the intent to be legally bound hereby, and with the intent that the execution shall have the full dignity afforded by the accompanying witnessing and notarization and all lesser dignity resulting from the absence of such witnessing and notarization or any combination thereof.

                           [SIGNATURES ON NEXT PAGE]

        Dated this _______ day of ________________, 199_.


                                         FINANCIAL SERVICES VEHICLE TRUST

                                         By: CHEMICAL BANK DELAWARE,
                                             as trustee

                                             By:____________________
                                             Name:__________________
                                             Title:_________________


                                             [CORPORATE SEAL]

                                         Address: 1201 Market Street
                                                  Wilmington, Delaware 19801

Signed, sealed and delivered
in the presence of:

____________________________

(Unofficial Witness)

STATE OF               )
         --------------
                       )
COUNTY OF              )
         --------------

      I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that John J. Cashin, whose name as Senior Trust Officer of CHEMICAL BANK DELAWARE, a Delaware banking corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day, that, being informed of the contents thereof, he, as such officer and with full authority, executed the same voluntarily for and as the act of said entity.

      Given under my hand and official seal, this     day of             , 199 .
                                                  ---        ------------     -

(SEAL)
                                                 ------------------------------
                                                 NOTARY PUBLIC

                                                 My Commission Expires:
                                                                        -------

                                                                   EXHIBIT B
                                                                      TO
                                                             SERVICING AGREEMENT

                POWER OF ATTORNEY PURSUANT TO SECTION 2.7(e) OF
                              SERVICING AGREEMENT
                              -------------------
     KNOW ALL PERSONS BY THESE PRESENTS, that FINANCIAL SERVICES VEHICLE TRUST ("Grantor"), a business trust formed under the laws of the State of Delaware,
  -------
does hereby appoint BMW FINANCIAL SERVICES NA, INC. ("Grantee"), a Delaware
                                                      -------
corporation located at 300 Chesnut Ridge Road, Woodcliff Lake, New Jersey 07675, as its attorney-in-fact, with full power of substitution, and hereby authorizes and empowers Grantee, in the name of and on behalf of Grantor, to take the following actions from time to time with respect to certain filings referred to in the Servicing Agreement dated as of August 30, 1995 between Grantor and Grantee, for the purposes of enabling Grantee in the name of the Grantor to

     1. Sign Grantor's name to any (i) periodic sales and use or property (real or personal) tax reports, (ii) periodic renewals of licenses and permits,
(iii) periodic renewals of qualification to act as a trust and a business trust, or (iv) other periodic governmental filing, registration or approvals (collectively, "Filings"), arising with respect to or required of the Grantor or
                -------
the Origination Trustee; and

     2. Identify any surety bonds or other ancillary undertakings required of the Grantor or the Origination Trustee in respect of any Filing, execute and deliver any and all instruments and take any and all further action in the name of and on behalf of Grantor as may be required or deemed desirable to accomplish any and all of the foregoing and carry out the purposes of this Power Of Attorney.

     Grantee is hereby empowered to do any and all lawful acts requisite for effecting such Filings and the payment of such fees, costs and taxes as necessary to complete these actions, and Grantor hereby ratifies and confirms any and all lawful acts that Grantee shall do pursuant to and in conformity with this Power of Attorney.

     This Power of Attorney is revocable upon notice by Grantor, and if not earlier revoked shall expire upon the earlier of (a) the termination of that certain Trust Agreement dated as of August 30, 1995, by and among BMW MANUFACTURING L.P. and CHEMICAL BANK DELAWARE, and (b) the termination of that certain Servicing Agreement dated as of August 30, 1995, by and between Grantor and Grantee.

     Grantor executes this power of attorney with the intent to be legally bound hereby, and with the intent that the execution shall have the full dignity afforded by the accompanying witnessing and notarization and all lesser dignity resulting from the absence of such witnessing and notarization or any combination thereof.

                           [SIGNATURES ON NEXT PAGE]

            Dated this       day of             , 199  .
                      -------      -------------     --

                                           FINANCIAL SERVICES VEHICLE TRUST


                                           By: CHEMICAL BANK DELAWARE,
                                                as trustee


                                              By:_____________________
                                              Name:___________________
                                              Title:__________________

                                              [CORPORATE SEAL]

                                           Address: 1201 Market Street
                                                     Wilmington, Delaware 19801


Signed, sealed and delivered
in the presence of:


----------------------------
(Unofficial Witness)

STATE OF ______________)
                       )
COUNTY OF______________)

      I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that John J. Cashin, whose name as Senior Trust Officer of CHEMICAL BANK DELAWARE, a Delaware banking corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day, that, being informed of the contents thereof, he, as such officer and with full authority, executed the same voluntarily for and as the act of said entity.

      Given under my hand and official seal, this ___ day of ____________, 199_.


(SEAL)                                           ______________________________
                                                 NOTARY PUBLIC

                                                 My Commission Expires: _______